CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Douglas Lindgren, Principal Executive Officer of UBS Event Fund, L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 5, 2008            /s/ Douglas Lindgren
     -----------------------      --------------------------------------------
                                  Douglas Lindgren, Principal Executive Officer


I, Robert Aufenanger, Principal Financial Officer of UBS Event Fund, L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 5, 2008            /s/ Robert Aufenanger
     -----------------------      ---------------------------------------------
                                  Robert Aufenanger, Principal Financial Officer